UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023 (December 31, 2022)

IMMUNE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Aloma Ave., Suite 124, Winter Park, Florida	32792
(Address of principal executive offices)	(Zip Code)

888-391-9355
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Kevin Phelps as Director

On December 15, 2022, Kevin Phelps, a director of the Company, delivered a letter of resignation to the Company, pursuant to which Mr. Phelps resigned from his position as a director of the Company, effective December 31, 2022. Mr. Phelps’ resignation was not the result of any material dispute or disagreement with the Company, the Company’s management, or the Company’s Board on any matter relating to the operations, policies or practices of the Company. A copy of the letter of resignation of Mr. Phelps is attached hereto as Exhibit 17.1.

Resignation of Dr. Roscoe Moore as Director

On December 17, 2022, Dr. Roscoe Moore, a director of the Company, delivered a letter of resignation to the Company, pursuant to which Dr. Moore resigned from his position with the Company, effective on December 31, 2022. Dr. Moore’s resignation was not the result of any material dispute or disagreement with the Company, the Company’s management, or the Company’s Board on any matter relating to the operations, policies, or practices of the Company. A copy of the letter of resignation of Dr. Moore is attached hereto as Exhibit 17.2.

The Company will provide Mr. Phelps and Mr. Moore with copies of the disclosures it is making in this Item 5.02 no later than the day the Company files the disclosures with the SEC. The Company will provide Mr. Phelps and Dr. Moore with the opportunity to furnish the Company, as promptly as possible, with a letter addressed to the Company stating whether Dr. Moore or Mr. Phelps agrees with the statements made by the Company in this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will file any letter provided by Mr. Phelps or Dr. Moore in relation thereto by amendment to this Current Report within two business days after receipt by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
17.1	Resignation Letter of Mr. Kevin Phelps, dated December 15, 2022
17.2	Resignation Letter of Dr. Roscoe Moore, dated December 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2023	IMMUNE THERAPEUTICES, INC.

/s/ Kelly O. Wilson
Name: Kelly O. Wilson
Title: Interim Chief Executive Officer, Interim President, and Chief Operating Officer